Exhibit 10.2

SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Agreement”) is entered into to be effective as of August 9, 2005, by and among GMH COMMUNITIES, LP, a Delaware limited partnership (“GMH Operating Partnership”), GMH COMMUNITIES TRUST, a Maryland real estate investment trust (the “Trust”), each Subsidiary of the Trust that is a borrower pursuant to Section 2.16 of the Credit Agreement defined below (individually, a “Subsidiary Borrower” and collectively, “Subsidiary Borrowers;” GMH Operating Partnership and Subsidiary Borrowers are individually called a “Borrower” and collectively called “Borrowers”), each lender party to the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

R E C I T A L S

A.                                   Reference is hereby made to that certain Credit Agreement dated as of November 8, 2004, executed by the Trust, Borrowers, the Lenders, and Administrative Agent (as amended, the “Credit Agreement”).

B.                                     Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C.                                     The Trust, Borrowers, Administrative Agent, and Lenders desire to waive and modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Waiver.  Trust and Borrowers failed to maintain a Leverage Ratio equal to or less than sixty percent (60%) as of the fiscal quarter ending June 30, 2005 (the “Subject Period”) as required by Section 7.10(e). Subject to the terms and conditions set forth herein, Lenders waive compliance with Section 7.10(e) of the Credit Agreement solely for the Subject Period.  No waiver by Lenders under the Credit Agreement or any other Loan Document is granted except as expressly set forth above, and Lenders expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in all other respects.

2.                                      Amendments to the Credit Agreement.

(a)                                  Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Applicable Rate” in its entirety and replace such definition with the following:

“Applicable Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 6.02(b):

		Eurodollar Rate +
Pricing Level	Leverage Ratio	Letters of Credit	Base Rate +
1	<0.45:1	1.625%	0.75%
2	>0.45:1 but <0.50:1	1.750%	1.00%
3	>0.50:1 but <0.55:1	1.875%	1.25%
4	>0.55:1 but <0.60:1	2.125%	1.50%
5	>0.60:1	2.375%	1.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 5 shall apply as of the first (1st) Business Day after the date on which such Compliance Certificate was required to have been delivered until and including the first (1st) Business Day immediately following the date such Compliance Certificate is actually delivered.  The Applicable Rate in effect from the Second Amendment Effective Date through the date of delivery of the next Compliance Certificate delivered pursuant to Section 6.02(b) shall be determined based upon Pricing Level 4.

(b)                                  Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Borrowing Base Value” in its entirety and replace such definition with the following:

“Borrowing Base Value” means the sum of (a) the Unencumbered Asset Value times sixty percent (60%) plus (b) Management Cash Flow Value times fifty percent (50%); provided that (i) the amount of Management Cash Flow Value included in the calculation of Borrowing Base Value shall not exceed fifty percent (50%) of Borrowing Base Value, and (ii) the Unencumbered Asset Value attributable to any single Unencumbered Property shall not exceed thirty percent (30%) of Borrowing Base Value.

(c)                                  Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Leverage Ratio” in its entirety and replace such definition with the following:

“Leverage Ratio” means, as of any date of determination, the ratio of (a) the Total Debt of the Companies to (b) Total Asset Value.

(d)                                  Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Liabilities” in its entirety.

(e)                                  Section 1.01 of the Credit Agreement is hereby amended to add the following definition of “MAI Appraisal Value” between the definitions of “Loan Parties” and “Management Cash Flow Value” :

“MAI Appraisal Value” means, with respect to any real property, the appraisal value of such property as determined by written appraisal reports, in form and substance acceptable to Administrative Agent, meeting the requirements of the Federal Institutions Reform, Recovery and Enforcement Act of 1989, prepared by a professional appraiser, who is a member of the Member Appraisal Institute.

(f)                                    Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Military Housing EBITDA” in its entirety and replace such definition with the following:

“Military Housing EBITDA” means, for any Person for any period, total Consolidated EBITDA received from fees and returns in respect of Equity Interests in respect of operating Military Housing Projects, all as calculated in accordance with GAAP.

(g)                                 Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “NOI Value” in its entirety.

(h)                                 Section 1.01 of the Credit Agreement is hereby amended to add the following definition of “Second Amendment Effective Date” between the definitions of “SEC” and “Secured Debt” :

“Second Amendment Effective Date” means August 9, 2005.

(i)                                    Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Total Asset Value” in its entirety and replace such definition with the following:

“Total Asset Value” means the sum of (a) as of any date of determination, the lesser of (i) the book value of the Student Housing Projects plus accumulated depreciation on such Student Housing Projects, as determined on a consolidated basis in accordance with GAAP, or (ii) the most recent MAI Appraisal Value of the Student Housing Projects (solely to the extent available), plus (b) Management Cash Flow Value, plus (c) the book value of other assets (excluding owned real estate captured in clause (a) above) owned by the Companies, as determined on a consolidated basis in accordance with GAAP; plus (d) GMH Operating Partnership’s and each Guarantor’s pro rata share of the book value of assets in joint ventures of such Person that own student housing properties; provided that, current assets (as determined in accordance with GAAP) that are incurred in the normal course of business shall be excluded from Total Asset Value; provided, further that, Management Cash Flow Value shall not exceed twenty percent (20%) of Total Asset Value.

(j)                                    Section 1.01 of the Credit Agreement is hereby amended to add the following definition of “Total Debt” between the definitions of “Total Availability” and “Total Outstandings”:

“Total Debt” means (without duplication), for any Person as of any date, (a) all Indebtedness of such Person, (b) all other indebtedness, liabilities, or obligations required by GAAP to be classified upon such Person’s balance sheet as liabilities, and (c) such Person’s pro rata share of all Indebtedness of joint ventures in which such Person owns an Equity Interest that own student housing properties. Notwithstanding the foregoing, the current liabilities (as determined in accordance with GAAP) that are incurred in the normal course of business shall be excluded from Total Debt.

(k)                                Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Unencumbered Asset Value” in its entirety and replace such definition with the following:

“Unencumbered Asset Value” means an amount equal to the lesser of (a) the sum of (i) the aggregate book value of Unencumbered Properties plus (ii) accumulated depreciation of such Unencumbered Properties, as determined on a consolidated basis in accordance with GAAP, or (b) the most recent MAI Appraisal Value of the Unencumbered Properties (solely to the extent available).

(l)                                    Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Unencumbered Property Report” in its entirety and replace such definition with the following:

“Unencumbered Property Report” means a report in substantially the form of Exhibit I certified by a Responsible Officer of GMH Operating Partnership, setting forth in reasonable detail the Occupancy Rate, Approved Costs, Unencumbered Asset Value, Adjusted Property NOI, NOI Value, the most recent MAI Appraisal Value of the Unencumbered Properties, and Capital Expenditure Reserve for the Unencumbered Properties (individually and in the aggregate).

(m)                              Article VI of The Credit Agreement is hereby amended by adding the following Section 6.14 thereto:

6.14                        Appraisal Rights.  To the extent Administrative Agent reasonably determines that a new appraisal is necessary for any Student Housing Project and provides notice of such determination to Trust or any Borrower, obtain a new appraisal for such Student Housing Project for purposes of calculating both the Unencumbered Asset Value and Total Asset Value; provided that so long as no Event of Default exists, Administrative Agent shall not request more than one (1) new appraisal for any Student Housing Project during any twelve (12) month period.  Each appraiser shall be engaged by Administrative Agent (at Borrowers’ expense) and all appraisals shall be subject the review and approval of Administrative Agent.

(n)                                 Section 7.01(j) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(j)                                     Liens securing Indebtedness permitted under Section 7.03(g); provided that (i) each such transaction is secured by no more than five (5) assets of the debtor under such transaction

(o)                                  Section 7.03(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f)                                    Recourse Debt (other than the Obligations) of the Companies (i) to the extent such Recourse Debt is secured, in an aggregate principal amount not to exceed at any time outstanding $25,000,000; and (ii) to the extent such Recourse Debt is unsecured, in an amount not to exceed $125,000,000, as long as any such unsecured Recourse Debt: (A) is pari-passu with, or subordinate (on terms reasonably acceptable to Administrative Agent) to, all other unsecured Recourse Debt of the Companies, (B) has covenants no more restrictive than under this Agreement, (C) has a maturity date that is at least one hundred and eighty (180) days beyond the Maturity Date, (D) if such debt is suitable for bank investors, each Lender has had the opportunity to participate in such financing, and (E) shall otherwise be approved by Administrative Agent (such approval not to be unreasonably withheld).

(p)                                  Section 7.10(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)                                  Leverage Ratio.  Permit the Leverage Ratio as of the end of any fiscal quarter of the Trust to be greater than (i) from the Second Amendment Effective Date through December 31, 2005, 65%, and (ii) after December 31, 2005, 60%.

(q)                                  Schedule 2 and the first Schedule 3 to Exhibit D of the Credit Agreement are hereby amended and replaced with Schedules 1 and 2 attached hereto.

3.                                      Amendments to Credit Agreement and Other Loan Documents.

(a)                                  All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)                                  Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.                                      Ratifications.  Each Loan Party that is a party hereto (a) ratifies and confirms all provisions of the Loan Documents as amended by this Agreement, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to the Administrative Agent and the Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Agreement and continue to guarantee and assure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as the Administrative Agent or the Lenders may reasonably request in order to create, preserve and protect those guaranties and assurances.

5.                                      Representations.  Each Loan Party that is a party hereto represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each such Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each such Loan Party of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by each Loan Party that is a party hereto of this Agreement do not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which any such Loan Party that is a party or by which any such Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Agreement, no Default or Event of Default exists.

6.                                      Conditions.  This Agreement shall not be effective unless and until:

(a)                                  this Agreement is executed by each Borrower, the Trust, each Guarantor, Administrative Agent, and the Required Lenders;

(b)                                  the representations and warranties in this Agreement are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)                                  both before and after giving effect to this Agreement, no Default or Event of Default exists; and

(d)                                  Administrative Agent shall have received, for the benefit of the applicable Lenders, an amendment fee equal to 0.10% times the Commitment of each Lender that executes this Agreement.

7.                                      Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.                                      Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed — and its performance enforced — under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.                                      Parties.  This Agreement binds and inures to each of the parties hereto and their respective successors and permitted assigns.

10.                               ENTIRETIES.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BANK OF AMERICA, N.A., a national banking association, as Administrative Agent, L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Ron Odlozil
Ron Odlozil
Senior Vice President

Signature Page to Second Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

EUROHYPO AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Donald Shokrian
Name: Donald Shokrian
Title: Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:	/s/ Michael E. O’Brien
Name: Michael E. O’Brien
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MORGAN STANLEY BANK, as a Lender

By:	/s/ Daniel Twenge
Name: Daniel Twenge
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Brenda Casey
Name: Brenda Casey
Title: Vice President

By:	/s/ Steven P. Lapham
Name: Steven P. Lapham
Title: Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BANK MIDWEST, N.A., as a Lender

By:	/s/ Timothy B. Kenney
Name: Timothy B. Kenney
Title: Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GMH COMMUNITIES, LP, a Delaware limited partnership, as Borrower

By:	GMH COMMUNITIES GP TRUST, a Delaware trust, its General Partner

	By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GMH COMMUNITIES TRUST, a Maryland real estate investment trust, as a Guarantor

By:	/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COLLEGE PARK MANAGEMENT TRS, INC.,
a Delaware corporation

By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Vice President and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GMH MILITARY HOUSING, LLC,
a Delaware limited liability company

By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Vice President and Secretary

To induce the Credit Parties to enter into this Agreement, the undersigned jointly and severally (a) consent and agree to this letter’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Agreement and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

GMH COMMUNITIES TRUST, a Maryland real estate investment trust, as a Guarantor

By:	/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Senior Vice President and General Counsel

GMH COMMUNITIES LP, a Delaware limited partnership, as a Guarantor

By:	GMH COMMUNITIES GP TRUST, a Delaware trust, its General Partner

By:	/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Seecretary

SOUTH CAROLINA ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

CROYDEN AVENUE ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

MONKS ROAD ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

LUBBOCK TWO ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

DENTON ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

SAVOY VILLAGE ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

RENO ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

COLLEGE PARK INVESTMENTS LLC, a Delaware limited liability company, as a Guarantor

COLLEGE PARK MANAGEMENT LLC, a Delaware limited liability company, as a Guarantor

GMH MILITARY HOUSING LLC, a Delaware limited liability company, as a Guarantor

GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

COLLEGE PARK MANAGEMENT TRS, INC., a Delaware corporation, as a Guarantor

By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Vice President and Secretary

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.10(a) – Minimum Net Worth.

A.	GAAP Net Worth:		$

B.	Intangible Assets		$

C.	Accumulated Depreciation and Amortization		$

D.	Consolidated Tangible Net Worth (Line I.A. – Line I.B. + Line I.C.)

E.	75% of Net Proceeds of Equity Issuances after date of the Agreement:		$

F.	Minimum required Net Worth ($275,000,000 + Line I.E.):
$
G.	Excess or (deficiency) for covenant compliance (Line I.D. – I.F.):

II.	Section 7.10(b) –Interest Coverage Ratio.

	A.	Consolidated EBITDA (See Schedule 2)	$

	B.	Capital Expenditure Reserve	$

	C.	Adjusted EBITDA (Line II.A. – Line II.B.)	$

	D.	Interest Expense	$

	E.	Ratio of Line II.C. to II.D.

Minimum Required			2.0 to 1.0

III.	Section 7.10(c) –Fixed Charge Coverage Ratio.

	A.	Consolidated EBITDA (See Schedule 2)	$

	B.	Capital Expenditure Reserve	$

	C.	Adjusted EBITDA (Line III.A. – Line III.B.)	$

	D.	Interest Expense	$

	E.	Preferred Stock Dividends	$

	F.	Scheduled Principal Payments (excluding balloon payments)	$

	G.	Fixed Charges (Line III.D. + Line III.E + Line III.F.)	$

	H.	Ratio of III.C. to III.G.

Minimum Required			1.75 to 1.0

IV.	Section 7.10(d) –Unsecured Interest Coverage Ratio.

	A.	NOI from Unencumbered Properties (See Schedule 2)	$

	B.	Consolidated EBITDA from operation of Military Housing Projects
$
	C.	Consolidated EBITDA from operation of Student Housing Projects owned by third parties

	D.	Capital Expenditure Reserve	$

	E.	Adjusted Borrowing Base Cash Flow
		(Line IV.A. + Line IV.B. + Line IV.C. – Line IV.D.)	$

	F.	Interest Expense on Indebtedness which is not Secured Debt

	G.	Ratio of IV.E. to IV.F.

Minimum Required			2.25 to 1.0

V.	Section 7.10(e) – Leverage Ratio.

	A.	Total Debt	$

	B.	Total Asset Value (See Schedule 1)	$

	C.	Ratio of V.A. to V.B.

Maximum Allowed		[60% after December 31, 2005]
[65% through December 31, 2005]

VI.	Section 7.10(f) –Total Recourse Debt.

	A.	Actual Recourse Debt (including the Obligations)	$

	B.	Borrowing Base Value (See Schedule 1)	$

	C.	(Excess) or deficiency for covenant compliance (Line VI.A. – VI.B.):	$

VII.	Section 7.03(f)(i) – Secured Recourse Debt other than the Obligations.

	A.	Actual Secured Recourse Debt (excluding the Obligations)	$

	B.	Maximum Permitted	$25,000,000

	C.	(Excess) or deficiency for covenant compliance (Line VII.A. – VII.B.):	$

VIII.	Section 7.03(f)(ii) - – Unsecured Recourse Debt other than the Obligations.

	A.	Actual Unsecured Recourse Debt (excluding the Obligations)	$

	B.	Maximum Permitted	$125,000,000

	C.	Complies with the provision of Section 7.03(f)(ii)(A)-(E)

	C.	(Excess) or deficiency for covenant compliance (Line VII.A. – VII.B.):
$

IX.	Section 7.05(d) and (e) –Restricted Payments.

	A.	GMH Operating Partnership:

		(i) Funds from Operations	$

		(ii) Distributions	$

(iii) Percent (ii) / (i) (not to exceed 95%)

	B.	Trust:

		(i) Funds from Operations	$

		(ii) Distributions	$

(iii) Percent (ii) / (i) (not to exceed 95%)

X.	Section 7.02(b) – Investments

			Total Asset		Maximum
Investments		Amount	Value		Allowed

(i)	Investments in raw land	$		%	10%

(ii)	Investments in Properties under construction

	(iii)	Unconsolidated Affiliates	$	%	20%

	(iv)	Other Non-Real Estate Investments
			$		10%
	(v)	Indebtedness secured by Real Property

(vi)	All Investments described in (i) through (v) above		$	%	30%

XI.	Section 7.10(g) – Maximum Unhedged Variable Rate Debt

	A.	Actual Variable Rate Debt			$

	B.	Total Indebtedness			$

	C.	Ratio of Line X.A. to Line X.B.

	D.	Maximum Permitted			30%

SCHEDULE 2

TO COMPLIANCE CERTIFICATE

CALCULATION OF TOTAL ASSET VALUE AND BORROWING BASE VALUE

A.	TOTAL ASSET VALUE:

1.	$	(a)

the lesser of (i) the book value of the Student Housing Projects plus accumulated depreciation on such Student Housing Projects or (ii) the most recent MAI Appraisal Value of the Student Housing Projects.

2.	$	(a)	(i) The Companies’ Military Housing EBITDA for the three month period ending on the last day of the fiscal quarter ending on date of determination times (ii) 4, multiplied by (b) 8.

3.	$	(a)

(i) Consolidated EBITDA from the Companies’ management of third party owned Student Housing Projects for the three month period ending on the last day of the fiscal quarter ending on date of determination times (ii) 4, multiplied by (b) 3.

4.	$		Sum of Items 2 and 3 (limited to 20% of Total Asset Value).

5.	$		Book value of other assets (excluding owned real estate to the extent captured in Item (1)(a)(i)) owned by the Borrowers and Guarantors, as determined on a consolidated basis in accordance with GAAP.

6.	$		GMH Operating Partnership’s and each Guarantor’s pro rata share of the book value of assets in joint ventures of such Person that own student housing properties.

7.	$		Sum of Items 1, 4, 5 and 6.*

*	Current assets that are incurred in the normal course of business shall be excluded from Total Asset Value.

B.	BORROWING BASE VALUE:

1.	$	the lesser of (a) the sum of (i) the aggregate book value of Unencumbered Properties plus (ii) accumulated depreciation of such Unencumbered Properties, as determined on a consolidated basis in accordance with GAAP, or (b) the most recent MAI Appraisal Value of the Unencumbered Properties. *

2.	$		Item 1 multiplied by 0.60.

3.	$	(a)	(i) The Companies’ Military Housing EBITDA for the three month period ending on the last day of the fiscal quarter ending on date of determination times (ii) 4, multiplied by (b) 8.

4.	$	(a)

(i) Consolidated EBITDA from the Companies’ management of third party owned Student Housing Projects for the three month period ending on the last day of the fiscal quarter ending on date of determination times (ii) 4, multiplied by (b) 3.

5.	$		Sum of Item 3 + Item 4.

6.	$		Item 5 multiplied by 0.50 (limited to 50% of Borrowing Base Value).

7.	$		Sum of 2 + 6.

*	The Unencumbered Asset Value of any single Unencumbered Property may not exceed 30% of the Borrowing Base Value

EXHIBIT I

UNENCUMBERED PROPERTIES

Property	Occupancy	Approved Costs	Adjusted Property NOI	NO1 Value	MAI Appraisal Value	Unencumbered Asset Value	Capital Expenditure Reserves
		(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)